UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                October 22, 2003


                                    QNB CORP.
             (Exact name of registrant as specified in its charter)

Pennsylvania                            0-17706                  23-2318082
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

10 North Third Street, Quakertown, PA                              18951-9005
-------------------------------------                          -----------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:   (215)538-5600
                                                   ---------------------

Item 7            Financial Statements and Exhibits

     ( c )                 The following exhibits are filed herewith:

                  Exhibit No.                  Description

                  99.1                  News release disseminated on October 22,
                                        2003 by QNB Corp.

Item 12  Disclosure of Results of Operations and Financial Condition

         On October 22, 2003, QNB Corp. announced its consolidated financial results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information included in this Item 12, as well as Exhibit 99.1, referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 unless specifically incorporated in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         QNB Corp.

                                                    By: /s/ Bret H. Krevolin
                                                    ----------------------------
                                                        Bret H. Krevolin
                                                        Chief Financial Officer

Dated:  October 22, 2003

                                  EXHIBIT INDEX

Exhibit No.                            Description

99.1              News release disseminated on October 22, 2003 by QNB Corp.